                               Managed Municipals
                                 Portfolio Inc.

                                 Annual Report

                                  May 31, 2000

                            [LOGO OF SMITH BARNEY]

                            [LOGO OF SMITH BARNEY]
                              Managed Municipals
                                Portfolio Inc.

Dear Shareholder:

We are pleased to provide the annual report for the Managed Municipals Portfolio Inc. ("Fund") for the year ended May 31, 2000. During the twelve months covered by this report, the Fund distributed income dividends totaling $0.60 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's May 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

           Price              Annualized          Twelve-Month
         Per Share       Distribution Rate(2)    Total Return(2)
        -------------    --------------------    ---------------
        $10.93 (NAV)           5.49%                 (2.82)%
        $9.375 (NYSE)          6.40%                 (3.88)%

In comparison, general closed-end municipal bond funds posted an average total return on NAV of negative 1.34% for the same period, as reported

-----------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for twelve months. This rate is as of June 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

by Lipper, Inc. ("Lipper"). (Lipper is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper peer group averages are based on universes of funds with similar investment objectives.)

Special Shareholder Notice

We are pleased to report that our effort to reduce the Fund's shares' discount to NAV has continued. We believe that the share repurchase program, that started on June 21, 1999, is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program, the Fund has repurchased and retired 2,387,600 shares with an average buyback price of $9.41. As of May 31, 2000, this repurchase program has increased the Fund's shares' NAV by almost $0.12 and increased the Fund's shares' total return by approximately 1% when measured by NAV.

Municipal Bond Market Update

On May 16, 2000, the Federal Reserve Board ("Fed") enacted the sixth in a series of interest rate hikes that began last June 30, 1999 when the federal funds rate was at 4.75%. (The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.) With the federal funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, in our view, may begin to have a more pronounced effect in reducing inflationary pressures. In our opinion, changes in the Fed's monetary policy generally take time to be absorbed into the economy. We believe that the recent market rallies are a result of monetary changes enacted six to nine months ago. In addition, barring a major change in the economy or the rate of inflation, we think it's likely that the Fed's monetary policy may be relatively benign for the remainder of 2000.

Over the past several weeks, the performance of the bond market has shown signs of improvement amid a series of economic reports that suggest the economy is slowing and that the Fed may be close to completing its series of interest rate hikes. However, we also think that any further Fed policy actions may have already been comfortably priced into the bond market.

The inversion of the yield curve, while making us somewhat cautious, in our view also shows that the market believes inflation is under control. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.) While the fundamentals in the higher-quality tier securities are still sound and valuations have improved, poor technical conditions, most notably large pent-up issuance needs, have created concern among many investors about the future prospects for municipal bonds. Yet, as we discuss later in the report, we are optimistic about current municipal bond opportunities.

The prospect of further Fed tightening may result in modest further increases in interest rates on securities with shorter maturities. In contrast, we believe that long-term rates are not likely to rise much. Our favorable outlook for inflation, plus the ongoing reduction in the supply of U.S. Treasuries, may help to contain the rise in long-term rates and further invert the Treasury yield curve (that is, long-term yields should fall even further below short-term yields).

In our view, modestly higher U.S. Treasury yields and a further increase in the inversion of the yield curve are likely as the Fed continues to push up short-term rates. A decrease in the amount of new issuance and more buybacks of currently outstanding debt, while already largely discounted by the market, may reinforce the inversion of the yield curve. In addition, we are presently seeing positive general market sentiment toward bonds of higher credit quality. We think that the short-end of the curve is racing to stay ahead of short-term rates. The inversion is not just a factor of the U.S. Treasury buyback program, but rather, it indicates that inflation may be under control and rates on longer-term paper still represent fair value.

Investment Strategy
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of principal. 3

During the past year, the Fund focused on hospital bonds (17.4%), general obligation bonds (13.0%) and transportation bonds (12.8%) because we believe they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 21.4 years. In addition, as

-------------
3 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

of May 31, 2000, 87.9% of the Fund's holdings were rated investment grade(4) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with 51.3% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

The Fund's investment strategy going forward will be three-fold:

 .    We are lengthening maturities in the Fund to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

 .    We are focusing on investing in high-grade issues; and

 .    We are investing in discount paper, as this is where we believe we can obtain the best value.

Our goal is to sell off some of our shorter-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. We see the best opportunity for potential reward right now at the long end of the yield curve.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by receiving a lower return on their investment. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent very good value for municipal securities.

In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have increased, we have been able to invest our cash at higher yields.

Municipal Bond Market Outlook
In our judgment, a number of influences remain favorable for the municipal bond market. We believe new-issue municipals might decline this year, boosting demand for bonds currently outstanding and enhancing interest for the new municipals expected in 2000.

National fiscal trends are another major positive. During past economic downturns, some municipal issuers facing declining tax receipts and were hard-pressed to repay their bond obligations. Today, many state and local

---------
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or are determined by manager to be of equivalent quality.

governments have budget surpluses. We believe these surpluses may make investors more comfortable holding municipal securities, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made other fixed income alternatives less attractive on a relative basis. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

In closing, thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon                         /s/ Joseph P. Deane
    Heath B. McLendon                             Joseph P. Deane
    Chairman                                      Vice President and
                                                  Investment Officer




June 30, 2000

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services (the "Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 30.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                            Schedule of Investments
                                  May 31, 2000

   Face
  Amount     Rating(a)                 Security                                   Value
==========================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
Alabama -- 0.6%
$ 2,500,000     AAA     Jefferson County, AL Sewer Revenue, Series A,
                         FGIC-Insured, 5.375% due 2/1/36                        $2,200,000
------------------------------------------------------------------------------------------
Alaska -- 0.3%
1,000,000       AA+     Valdez, Alaska Marine Term Revenue Refunding,
                         BP Pipelines Inc. Project, Series A,
                         5.850% due 8/1/25                                         947,500
------------------------------------------------------------------------------------------
Arizona -- 1.5%
1,750,000       AAA     Maricopa County, AZ IDA, Multi-Family
                         Housing Revenue, Metro Gardens-Mesa
                         Ridge PJ, Series A, MBIA-Insured,
                         5.150% due 7/1/29                                       1,498,437
4,000,000       AAA     Mesa, AZ IDA, Discovery Health Systems,
                         Series A, MBIA-Insured, 5.625% due 1/1/29               3,735,000
------------------------------------------------------------------------------------------
                                                                                 5,233,437
------------------------------------------------------------------------------------------
California -- 7.4%
4,540,000       Ba1*    California Educational Facilities Authority
                         Revenue, (Pooled College & University
                         Projects), Series A, 5.625% due 7/1/23                  3,910,075
4,000,000       A2*     California Health Facilities Authority Revenue,
                         (Cedars-Sinai Medical Center), Series A,
                         6.250% due 12/1/34                                      3,940,000
1,000,000       A+      California Health Facilities Financing Authority
                         Revenue, Sutter Health, Series A,
                         6.250% due 8/15/35                                        987,500
1,000,000       AAA     California State Public Works Board, Lease
                         Revenue, Department of Corrections,
                         California Prison, AMBAC-Insured,
                         5.250% due 1/1/21                                         921,250
3,300,000       A-      Los Angeles, CA Regional Airport Improvement
                         Corp., Los Angeles International Airport
                         Lease Revenue, 6.500% due 1/1/32 (b)                    3,304,125
2,000,000       AAA     Los Angeles, CA University School District,
                         Series A, FGIC-Insured, 5.000% due 7/1/21               1,762,500
2,000,000       AA      Metropolitan Water District, Southern
                         California Waterworks, Series A,
                         5.000% due 7/1/17                                       1,830,000
3,140,000       AAA     Rancho Mirage, CA Redevelopment Agency,
                         Tax Allocation Refunding, (1984 Project),
                         Series A, MBIA-Insured, 5.000% due 4/1/24               2,712,175

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                           May 31, 2000 (continued)

   Face
  Amount     Rating(a)                 Security                                   Value
==========================================================================================
California -- 7.4% (continued)
$ 4,250,000     AAA     Riverside County, CA COP, (1997 Lease
                         Refunding Project), MBIA-Insured,
                         5.125% due 11/1/17                                    $ 3,984,375
2,750,000       AAA     Sacramento County, CA COP, (Public
                         Facilities Project), MBIA-Insured,
                         5.375% due 2/1/19                                       2,609,063
------------------------------------------------------------------------------------------
                                                                                25,961,063
------------------------------------------------------------------------------------------
Colorado -- 13.3%
3,000,000       AAA     Arapahoe County, CO Capital Improvement Trust
                         Fund, E-470 Public Highway Authority Revenue,
                         (Pre-Refunded -- Escrowed with U.S. government
                         securities to 8/31/05 Call @ 103), 7.000% due
                         8/31/26                                                 3,326,250

                        Colorado Health Facilities Authority Revenue:
1,000,000       AA-      Catholic Health Initiatives, Series A,
                          5.000% due 12/1/28                                       806,250
3,000,000       A        Series B, Remarketed 7/8/98,
                          5.350% due 8/1/15                                      2,692,500
2,500,000       AAA      Sisters of Charity Leavenworth,
                          MBIA-Insured, 5.125% due 12/1/18                       2,209,375
2,000,000       BBB+    Colorado Springs, CO Airport Revenue,
                         Series A, 7.000% due 1/1/22 (b)                         2,032,500
60,000,000      Aaa*    Dawson Ridge, CO Metropolitan District No. 1,
                         Series B, (Escrowed to maturity with
                         REFCO Strips), zero coupon due 10/1/22                 12,825,000
                        Denver, CO City & County Airport Revenue,
                         Series C:
3,155,000       A         6.750% due 11/15/22 (b)                                3,166,831
10,165,000      A         6.125% due 11/15/25 (b)                               10,215,825
8,160,000       A         Escrowed to maturity with U.S.
                           government securities,
                           6.125% due 11/15/25 (b)(c)                            8,200,800
845,000         Aaa*      Pre-Refunded-- Escrowed with U.S.
                           government securities to 11/15/02
                           Call @ 102, 6.750% due 11/15/22 (b)                     891,475
------------------------------------------------------------------------------------------
                                                                                46,366,806
------------------------------------------------------------------------------------------
Connecticut -- 0.3%
1,000,000       AAA     Connecticut State Health & Education,
                         (Child Care Facilities Project), Series C,
                         AMBAC-Insured, 5.625% due 7/1/29                          937,500
------------------------------------------------------------------------------------------


                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                           May 31, 2000 (continued)

   Face
  Amount     Rating(a)                 Security                                   Value
==========================================================================================
Florida -- 3.8%
$ 5,000,000     BBB-    Martin County, FL IDA, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25 (b)                               $ 5,006,250
2,000,000       Aaa*    Orange County, FL School Board, Certificate
                         Participation, Series A, 5.250% due 8/1/23              1,787,500
2,000,000       AAA     Orange County, FL Tourist Development
                         Tax Revenue, Series A, AMBAC-Insured,
                         4.750% due 10/1/24                                      1,642,500
                        Tampa, FL Revenue,
                         (Florida Aquarium Inc. Project):
2,495,000       NR        7.550% due 5/1/12 (c)                                  2,657,175
2,000,000       NR        Pre-Refunded-- Escrowed with U.S.
                           government securities to 5/1/02
                           Call @ 102, 7.750% due 5/1/27 (c)                     2,137,500
------------------------------------------------------------------------------------------
                                                                                13,230,925
------------------------------------------------------------------------------------------
Georgia -- 2.0%
5,000,000       AAA     Atlanta, GA Water & Wastewater Revenue,
                         Series A, FGIC-Insured, 5.000% due 11/1/38              4,150,000
2,000,000       A3*     Private Colleges & Universities Authority
                         Revenue, (Mercer University Project),
                         Series A, 5.250% due 10/1/25                            1,720,000
1,000,000       BBB-    Savannah GA, EDA Revenue, College of
                         Art & Design Inc., 6.900% due 10/1/29                     998,750
------------------------------------------------------------------------------------------
                                                                                 6,868,750
------------------------------------------------------------------------------------------
Hawaii -- 1.3%
2,000,000       A       Hawaii State Department of Budget & Finance,
                         Special Purpose Revenue, Kaiser Permanente,
                         Series A, 5.100% due 3/1/14                             1,762,500
3,110,000       AAA     Hawaii State GO, Series CP, FGIC-Insured,
                         5.000% due 10/1/15                                      2,822,325
------------------------------------------------------------------------------------------
                                                                                 4,584,825
------------------------------------------------------------------------------------------
Illinois -- 4.2%
2,000,000       AAA     Chicago, IL Water Revenue, FGIC-Insured,
                         5.250% due 11/1/27                                      1,742,500
                        Illinois Health Facilities Authority Revenue:
2,000,000       Aaa*     Memorial Health Systems, MBIA-Insured,
                          5.250% due 10/1/18                                     1,792,500
8,000,000       A        OSF Healthcare Systems, 6.250% due 11/15/29             7,530,000

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                           May 31, 2000 (continued)

   Face
  Amount     Rating(a)                 Security                                   Value
==========================================================================================
Illinois -- 4.2% (continued)
$ 4,000,000     AAA     Illinois State GO, FGIC-Insured,
                         5.250% due 12/1/20                                    $ 3,595,000
------------------------------------------------------------------------------------------
                                                                                14,660,000
------------------------------------------------------------------------------------------
Indiana -- 1.5%
5,000,000       A1*     Indiana Port Commission Revenue Refunding,
                         (Cargill Inc. Project), 6.875% due 5/1/12               5,237,500
------------------------------------------------------------------------------------------
Kansas -- 0.1%
500,000         A+      Kansas Development Financing Authority,
                         Health Facilities Revenue, Children's Mercy
                         Hospital, Series N, 5.250% due 5/15/18                    436,250
------------------------------------------------------------------------------------------
Louisiana -- 2.6%
4,000,000       AAA     Louisiana Local Government Environment
                         Facilities, Community Development
                         Authority Revenue, Capital Projects &
                         Equipment Acquisition, AMBAC-Insured,
                         4.500% due 12/1/18                                      3,270,000
5,500,000       A1*     Saint Martin Parish, LA Industrial Revenue,
                         (Cargill Inc. Project), 6.625% due 10/1/12              5,775,000
------------------------------------------------------------------------------------------
                                                                                 9,045,000
------------------------------------------------------------------------------------------
Maryland -- 1.1%
10,000,000      NR      Maryland State Energy Financing
                         Administration, Solid Waste Disposal
                         Revenue, (Hagerstown Recycling Project),
                         9.000% due 10/15/16 (b)(d)                                900,000
3,500,000       A       Maryland State Health & Higher Educational
                         Facilities Authority Revenue, Loyola College
                         Issue, 5.000% due 10/1/39                               2,874,375
------------------------------------------------------------------------------------------
                                                                                 3,774,375
------------------------------------------------------------------------------------------
Massachussetts -- 4.0%
2,000,000       Aaa*    Massachusetts State College Building
                         Authority Revenue, Series 1, MBIA-Insured,
                         5.375% due 5/1/39                                       1,750,000
1,000,000       AAA     Massachusetts State Health & Educational
                         Facilities Authority Revenue, (Northeastern
                         University Project), Series I, MBIA-Insured,
                         5.000% due 10/1/29                                        835,000
2,000,000       AAA     Massachusetts State HFA, Housing Development,
                         Series B, MBIA-Insured, 5.300% due 12/1/17              1,850,000

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                            May 31, 2000 (continued)


    Face
   Amount     Rating(a)                Security                                  Value
==========================================================================================
Massachussetts -- 4.0% (continued)
$ 5,000,000     AAA     Massachusetts State Turnpike Authority,
                         Metropolitan Highway System Revenue,
                         Subseries A, AMBAC-Insured,
                         4.750% due 1/1/34                                     $ 3,968,750
1,000,000       Aaa*    Massachusetts State Water Pollution Abatement,
                         New Bedford Project, Series A, FGIC-Insured,
                         4.750% due 2/1/26                                         813,750
                Massachusetts State Water Resource Authority:
1,380,000       AAA     Series A, FSA-Insured, 4.750% due 8/1/27                 1,117,800
3,000,000       AAA     Series B, MBIA-Insured, 5.000% due 12/1/25               2,542,500
1,025,000       AAA     Series C, MBIA-Insured, 5.250% due 12/1/20                 925,063
------------------------------------------------------------------------------------------
                                                                                13,802,863
------------------------------------------------------------------------------------------
Michigan -- 7.7%
3,300,000       AAA     Ferris State, University of Michigan Revenue,
                         AMBAC-Insured, 5.000% due 10/1/23                       2,821,500
8,000,000       NR      Michigan State Strategic Fund Resources
                         Recovery, Limited Obligation Revenue,
                         Central Wayne Energy Recovery L.P.,
                         Series A, 7.000% due 7/1/27 (b)                         7,180,000
16,375,000      NR      Midland County, MI Economic Development
                         Corp., PCR, Limited Obligation, Series B,
                         9.500% due 7/23/09 (b)                                 16,728,700
------------------------------------------------------------------------------------------
                                                                                26,730,200
------------------------------------------------------------------------------------------
Minnesota -- 1.5%
2,500,000       A1*     Duluth, MN Seaway Port Authority, IDA,
                         Dock & Wharf Revenue, (Cargill Inc.
                         Project), 6.800% due 5/1/12                             2,612,500
1,000,000       AAA     Minneapolis & St. Paul, MN Community
                         Airport Revenue, Series A, FGIC-Insured,
                         5.125% due 1/1/25                                         872,500
525,000         A2*     Minnesota State Higher Education Facilities
                         Authority Revenue, University of St. Thomas
                         Education, Series 4-P, 5.375% due 4/1/18                  480,375
1,225,000       AA+     Minnesota State Housing Financing Agency,
                         Single-Family Mortgage, Series I,
                         5.500% due 1/1/17                                       1,165,281
------------------------------------------------------------------------------------------
                                                                                 5,130,656
------------------------------------------------------------------------------------------
Missouri -- 1.8%
1,000,000       AAA     Fenton, MO COP, (Capital Improvement
                         Projects), MBIA-Insured, 5.125% due 9/1/17                908,750

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                            May 31, 2000 (continued)

    Face
   Amount     Rating(a)                Security                                  Value
==========================================================================================
Missouri -- 1.8% (continued)
$ 6,000,000     AAA     Kansas City, MO Municipal Assistance,
                         Leasehold-H-Roe Bartle, Series A,
                         MBIA-Insured, 5.000% due 4/15/20                       $5,242,500
------------------------------------------------------------------------------------------
                                                                                 6,151,250
------------------------------------------------------------------------------------------
Montana -- 2.1%
8,000,000       NR      Montana State Board Investment Resource
                         Recovery Revenue, (Yellowstone Energy
                         L.P. Project), 7.000% due 12/31/19 (b)                  7,500,000
------------------------------------------------------------------------------------------
New Jersey -- 2.2%
5,200,000       A+      Hudson County, NJ Improvement Authority,
                         6.625% due 8/1/25                                       5,310,500
2,395,000       AA-     New Jersey State Highway Authority, Garden
                         State Parkway General Revenue,
                         5.625% due 1/1/30                                       2,269,263
------------------------------------------------------------------------------------------
                                                                                 7,579,763
------------------------------------------------------------------------------------------
New Mexico -- 0.5%
2,000,000       AAA     New Mexico Mortgage Financing Authority,
                         Single Family Mortgages, Series D-3,
                         5.625% due 9/1/28                                       1,865,000
------------------------------------------------------------------------------------------
New York -- 7.2%
3,000,000       AAA     Metropolitan Transit Authority,
                         NY Transportation Facilities Revenue,
                         Series B, FGIC-Insured, 4.750% due 7/1/26               2,430,000
3,000,000       AAA     Nassau Health Care Corporation, NY Health
                         Systems Revenue, Nassau County Guaranteed,
                         FSA-Insured, 5.750% due 8/1/29                          2,835,000
3,000,000       AAA     New York City, NY Transit Authority, Metropolitan
                         Transportation Authority, Triborough Bridge,
                         Series A, AMBAC-Insured, 5.250% due 1/1/29              2,632,500
                        New York City, NY Transitional Finance Authority
                         Revenue, Future Tax Secured:
2,000,000       AA        Series B, 4.750% due 11/1/17                           1,715,000
5,450,000       AA        Series C, 5.500% due 11/1/29                           5,014,000
2,000,000       AAA       Series C, FGIC-Insured, 5.000% due 5/1/17              1,785,000
1,500,000       AAA     New York State Dormitory Authority Revenue,
                         Montefiore Medical Center, AMBAC-Insured,
                         5.250% due 2/1/15                                       1,406,250
1,000,000       AAA     New York State Medicare Mental Health
                         Services, FGIC-Insured, 5.250% due 2/15/19                907,500

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                            May 31, 2000 (continued)

    Face
   Amount     Rating(a)                Security                                  Value
==========================================================================================
New York -- 7.2% (continued)
                        Triborough Bridge & Tunnel Authority
                         of NY, Series A:
$ 5,000,000     Aa3*    General Purpose, 5.000% due 1/1/24                     $ 4,281,250
  2,500,000     AAA     SPL Obligation, MBIA-Insured,
                         4.750% due 1/1/24                                       2,040,625
------------------------------------------------------------------------------------------
                                                                                25,047,125
------------------------------------------------------------------------------------------
Ohio -- 7.3%
2,000,000       AAA     Akron, OH Economic Development,
                         MBIA-Insured, 5.000% due 12/1/18                        1,777,500
1,000,000       AAA     Cleveland-Cuyahoga County, OH Port
                         Authority Revenue, Rock & Roll Hall of
                         Fame, AMBAC-Insured, 5.400% due 12/1/15                   968,750
                        Cuyahoga County, OH Hospital
                         Revenue Refunding:
5,750,000       AAA       Metrohealth System, Series A,
                           MBIA-Insured, 5.125% due 2/15/14                      5,361,875
2,000,000       AAA       University Hospitals Health System Inc.,
                           AMBAC-Insured, 5.500% due 1/15/30                     1,810,000
4,000,000       AAA     Lucas County, OH Hospital Revenue,
                         Promedia Healthcare Obligation Group,
                         AMBAC-Insured, 5.375% due 11/15/29                      3,545,000
3,025,000       Aaa*    Muskingum County, OH GO, Refunding,
                         County Facilities Improvement, MBIA-Insured,
                         5.125% due 12/1/19                                      2,722,500
1,500,000       AAA     Ohio State Higher Educational Facility
                         Commission Revenue, University of Dayton,
                         AMBAC-Insured, 5.350% due 12/1/17                       1,421,250
1,645,000       AAA     Ohio State Water Development Authority
                         Revenue, Fresh Water, Series A, FSA-Insured,
                         5.000% due 6/1/16                                       1,490,781
5,320,000       AAA     Portage County, OH GO, MBIA-Insured,
                         5.250% due 12/1/17                                      4,960,900
1,500,000       AAA     Warrensville Heights, OH City School District,
                         School Improvements, FGIC-Insured,
                         5.625% due 12/1/20                                      1,455,000
------------------------------------------------------------------------------------------
                                                                                25,513,556
------------------------------------------------------------------------------------------
Pennsylvania -- 1.5%
3,500,000       AAA     Montgomery County, PA Higher Education &
                         Health Authority Revenue, Holy Redeemer
                         Health, Series A, AMBAC-Insured,
                         5.250% due 10/1/17                                      3,193,750

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                            May 31, 2000 (continued)

    Face
   Amount     Rating(a)                Security                                  Value
==========================================================================================
Pennsylvania -- 1.5% (continued)
$ 2,500,000     AA-     Saint Mary Hospital Authority, Bucks County
                         Catholic Health Initiatives, Series A,
                         5.000% due 12/1/18                                     $2,090,625
------------------------------------------------------------------------------------------
                                                                                 5,284,375
------------------------------------------------------------------------------------------
South Carolina -- 1.9%
4,000,000       AAA     Lexington County, SC Health Services
                         District Inc., Hospital Revenue Refunding &
                         Improvement, FSA-Insured,
                         5.250% due 11/1/17                                      3,660,000
2,000,000       A3*     Myrtle Beach, SC COP, Myrtle Beach
                         Convention Center, (Pre-Refunded-- Escrowed
                         with U.S. government securities to 7/1/02
                         Call @ 102), 6.875% due 7/1/07 (c)                      2,110,000
1,140,000       AAA     Piedmont, SC Municipal Power Agency,
                         Electric Revenue Refunding, Series A,
                         MBIA-Insured, 4.875% due 1/1/16                         1,010,325
------------------------------------------------------------------------------------------
                                                                                 6,780,325
------------------------------------------------------------------------------------------
Tennessee -- 1.4%
1,150,000       NR      Hardeman County, TN Correctional Facilities
                         Corp., 7.750% due 8/1/17                                1,190,250
4,100,000       AA+     Shelby County, TN GO, Refunding, Series A,
                         5.000% due 3/1/20                                       3,572,125
------------------------------------------------------------------------------------------
                                                                                 4,762,375
------------------------------------------------------------------------------------------
Texas -- 11.4%
1,500,000       AAA     Austin, TX ISD, GO, PSFG, 5.125% due 8/1/16              1,365,000
3,990,000       Aaa*    Azle, TX ISD, GO, PSFG, Series C,
                         5.000% due 2/15/22                                      3,436,387
2,000,000       AAA     Bexar County, TX Health Facilities
                         Development Corp. Revenue, Baptist
                         Health Systems, Series A, MBIA-Insured,
                         5.250% due 11/15/27                                     1,730,000
                        Brazos River Authority:
7,500,000       AAA     Houston Industrial Income Project, Series A,
                         5.125% due 5/1/19                                       6,656,250
4,000,000       A3*     PCR, Utility Electric Co., Series C,
                         5.550% due 6/1/30 (b)                                   3,320,000

                                                  See Notes to
                                                  Financial Statements.

                           Schedule of Investments
                           May 31, 2000 (continued)

    Face
   Amount     Rating(a)                Security                                  Value
==========================================================================================
Texas -- 11.4% (continued)
$ 2,000,000     AAA     Brownsville, TX Utility Systems Revenue,
                         AMBAC-Insured, 5.250% due 9/1/20                      $ 1,795,000
1,160,000       AAA     Burleson, TX ISD, GO, PSFG,
                         6.750% due 8/1/24                                       1,218,000
4,000,000       Baa1*   Fort Worth, TX International Airport Facility
                         Improvement Corp. Revenue, American
                         Airlines Inc. Project, 6.375% due 5/1/35 (b)            3,690,000
2,480,000       Aaa*    Frisco, TX ISD, 5.375% due 8/15/18                       2,297,100
3,900,000       AAA     Harris County, TX GO, Toll Road, Sr. Lien,
                         FGIC-Insured, 5.375% due 8/15/20                        3,573,375
                         Harris County, TX Health Facilities,
                          Development Corp., Hospital Revenue:
1,000,000       AAA        School Health Care Systems, Series B,
                            5.750% due 7/1/27                                      961,250
3,000,000       AA      Texas Children's Hospital Project, Series A,
                         5.250% due 10/1/19                                      2,606,250
2,000,000       AAA     Nueces River Authority, Texas Water Supply
                         Facilities, FSA-Insured, 5.500% due 3/1/27              1,820,000
6,000,000       AAA     Texas Water Development Board Revenue,
                         State Revolving Fund, Sr. Lien, Series B,
                         5.000% due 7/15/19                                      5,220,000
------------------------------------------------------------------------------------------
                                                                                39,688,612
------------------------------------------------------------------------------------------
Utah -- 0.0%
127,000         A+      Intermountain Power Agency, Utah Power
                         Supply Revenue Refunding, Series D,
                         5.000% due 7/1/21                                         107,791
------------------------------------------------------------------------------------------
Virgin Islands -- 0.2%
1,000,000       BBB-    Virgin Islands, PFA Revenue, Sr. Lien, Series A,
                         5.500% due 10/1/22                                        858,750
------------------------------------------------------------------------------------------
Virginia -- 2.4%
4,700,000       A2*     Harrisonburg, VA Redevelopment & Housing
                         Authority, (Jail & Courthouse Project), Public
                         Facilities Lease Revenue, 6.500% due 9/1/14             4,782,250
                        Virginia State HDA, Multi-Family Housing:
1,655,000       AA+     Series D, 6.250% due 1/1/15                              1,677,756
1,235,000       AAA     Series H, AMBAC-Insured,
                         6.300% due 11/1/15                                      1,256,613
600,000 AA+             Series K, 5.800% due 11/1/10                               606,000
------------------------------------------------------------------------------------------
                                                                                 8,322,619
------------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.

                            Schedule of Investments
                            May 31, 2000 (continued)

    Face
   Amount     Rating(a)                Security                                  Value
==========================================================================================
Washington -- 4.6%
                        Chelan  County, WA GO, Public Utilities,
                         District No. 1, Columbus River Rock,
                         MBIA-Insured:
                          Series A:
$20,685,000    AAA         Zero coupon due 6/1/21                              $ 5,584,950
 22,685,000    AAA         Zero coupon due 6/1/22                                5,727,962
  4,750,000    AA         Series B, Remarketed 7/1/92, Mandatory
                           put 7/1/19, 6.750% due 7/1/62 (b)                     4,833,125
------------------------------------------------------------------------------------------
                                                                                16,146,037
------------------------------------------------------------------------------------------
Wisconsin -- 2.3%
  4,070,000    AA       Wisconsin State GO, Series B,
                         6.600% due 1/1/22 (b)                                   4,110,700
                        Wisconsin State Health & Educational
                         Facilities Authority Revenue, MBIA-Insured:
  3,000,000    AAA        Aurora Health Care Inc.,
                           5.250% due 8/15/17                                    2,733,750
  1,100,000    A          Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20                             966,625
    250,000    AAA        The Medical College of Wisconsin Inc.
                           Project, 5.400% due 12/1/16                             237,813
------------------------------------------------------------------------------------------
                                                                                 8,048,888
------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS-- 100%
                         (COST-- $370,256,422**)                              $348,804,116
==========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d)  Security is in default.
** Aggregate cost for Federal income tax purposes is substantially the same. See pages 18 and 19 for definitions of ratings and certain security descriptions.

                                                  See Notes to
                                                  Financial Statements.

                  Summary of Investments by Combined Ratings
                           May 31, 2000 (unaudited)

                                                           Percentage of
Moody's        and/or             Standard & Poor's      Total Investments
----------------------------------------------------------------------------
Aaa                                     AAA                   51.3%
Aa                                       AA                   10.8
A                                         A                   22.2
Baa                                     BBB                    3.6
Ba                                       BB                    1.1
NR                                       NR                   11.0
                                                             -----
                                                             100.0%
                                                             =====

                                 Bond Ratings
                                  (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds that are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                          Short-Term Security Ratings
                                  (unaudited)

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                             Security Descriptions
                                  (unaudited)

ABAG   -- Association of Bay Area           HDA      --  Housing Development Authority
          Governments                       HFA      --  Housing Finance Authority
AIG    -- American International Guaranty   IDA      --  Industrial Development
AMBAC  -- AMBAC Indemnity Corporation                    Authority
BAN    -- Bond Anticipation Notes           IDB      --  Industrial Development Board
BIG    -- Bond Investors Guaranty           IDR      --  Industrial Development Revenue
CDA    -- Community Development             INFLOS   --  Inverse Floaters
          Administration                    ISD      --  Independent School District
CGIC   -- Capital Guaranty Insurance        LOC      --  Letter of Credit
          Company                           MBIA     --  Municipal Bond Investors
CHFCLI -- California Health Facility                     Assurance Corporation
          Construction Loan Insurance       MVRICS   --  Municipal Variable Rate Inverse
COP    -- Certificate of Participation                   Coupon Security
EDA    -- Economic Development              PCR      --  Pollution Control Revenue
          Authority                         PFA      --  Public Finance Authority
ETM    -- Escrowed To Maturity              PSFG     --  Permanent School Fund
FAIRS  -- Floating Adjustable Interest Rate              Guaranty
          Securities                        RAN      --  Revenue Anticipation Notes
FGIC   -- Financial Guaranty Insurance      RIBS     --  Residual Interest Bonds
          Company
FHA    -- Federal Housing Administration    RITES    --  Residual Interest Tax-Exempt
FHLMC  -- Federal Home Loan Mortgage                     Securities
          Corporation                       TAN      --  Tax Anticipation Notes
FNMA   -- Federal National Mortgage         TECP     --  Tax Exempt Commercial Paper
          Association                       TOB      --  Tender Option Bonds
FRTC   -- Floating Rate Trust Certificates  TRAN     --  Tax and Revenue Anticipation
FSA    -- Financial Security Assurance                   Notes
GIC    -- Guaranteed Investment Contract    SYCC     --  Structured Yield Curve
GNMA   -- Government National Mortgage                   Certificate
          Association                       VAN      --  Veterans Administration
GO     -- General Obligation                VRDD     --  Variable Rate Daily Demand
HDC    -- Housing Development               VRWE     --  Variable Rate Wednesday
          Corporation                                    Demand

                      Statement of Assets and Liabilities

                                                                   May 31, 2000
================================================================================
ASSETS:
 Investments, at value (Cost-- $370,256,422)                       $348,804,116
 Interest receivable                                                  5,611,413
--------------------------------------------------------------------------------
 Total Assets                                                       354,415,529
--------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                                       983,735
 Payable to bank                                                        545,652
 Dividends payable                                                      459,864
 Investment advisory fees payable                                       175,929
 Accrued expenses                                                       128,326
--------------------------------------------------------------------------------
 Total Liabilities                                                    2,293,506
--------------------------------------------------------------------------------
Total Net Assets                                                   $352,122,023
================================================================================
NET ASSETS:
 Par value of capital shares                                       $     32,219
 Capital paid in excess of par value                                391,056,493
 Undistributed net investment income                                     53,086
 Accumulated net realized loss from security transactions           (17,567,469)
 Net unrealized depreciation of investments                         (21,452,306)
--------------------------------------------------------------------------------
TOTAL NET ASSETS
 (Equivalent to $10.93 a share on 32,219,344 shares of $0.001
 par value outstanding; 500,000,000 shares authorized)             $352,122,023
================================================================================



                                                 See Notes to
                                                 Financial Statements.

                            Statement of Operations

                                                                                    Year
                                                                                   Ended
                                                                                  5/31/00
=============================================================================================
INVESTMENT INCOME:
 Interest                                                                      $  22,829,399
---------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees (Note 3)                                                 2,629,742
 Administration fees (Note 3)                                                        759,060
 Shareholder communications                                                          257,514
 Audit and legal                                                                      71,073
 Registration fees                                                                    56,918
 Shareholder and system servicing fees                                                23,465
 Directors' fees                                                                      23,439
 Pricing service fees                                                                 21,350
 Custody                                                                              19,358
 Other                                                                                28,177
---------------------------------------------------------------------------------------------
 Total Expenses                                                                    3,890,096
 Less: Investment advisory fee waiver (Note 3)                                      (540,193)
---------------------------------------------------------------------------------------------
 Net Expenses                                                                      3,349,903
---------------------------------------------------------------------------------------------
Net Investment Income                                                             19,479,496
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
 Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                          163,083,980
    Cost of securities sold                                                      172,514,050
---------------------------------------------------------------------------------------------
 Net Realized Loss                                                                (9,430,070)
---------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation)
 of Investments:
    Beginning of year                                                              8,230,011
    End of year                                                                  (21,452,306)
---------------------------------------------------------------------------------------------
 Increase in Net Unrealized Depreciation                                         (29,682,317)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                          (39,112,387)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                         $ (19,632,891)
=============================================================================================



                                                 See Notes to
                                                 Financial Statements.

                      Statements of Changes in Net Assets


                                                             Year             Year
                                                            Ended            Ended
                                                           5/31/00          5/31/99
======================================================================================
OPERATIONS:
  Net investment income                                $  19,479,496    $  20,136,169
  Net realized loss                                       (9,430,070)      (4,886,706)
  Increase in net unrealized depreciation                (29,682,317)      (6,285,612)
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Operations                                       (19,632,891)       8,963,851
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                  (20,135,597)     (18,626,947)
  Net realized gains                                              --       (4,075,207)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                         (20,135,597)     (22,702,154)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Treasury stock acquired                                (22,522,813)              --
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                               (22,522,813)              --
--------------------------------------------------------------------------------------
Decrease in Net Assets                                   (62,291,301)     (13,738,303)
NET ASSETS:
  Beginning of year                                      414,413,324      428,151,627
--------------------------------------------------------------------------------------
  End of year*                                         $ 352,122,023    $ 414,413,324
======================================================================================
* Includes undistributed net
   investment income of:                               $      53,086    $     709,187
======================================================================================


                                                 See Notes to
                                                 Financial Statements.

                         Notes to Financial Statements

     1.   Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                         Notes to Financial Statements
                                   (continued)

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended May 31, 2000, SSBC waived $540,193 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.   Investments

     For the year ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $  129,685,849
--------------------------------------------------------------------------------
Sales                                                               163,083,980
================================================================================

     At May 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $    4,448,027
Gross unrealized depreciation                                       (25,900,333)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(21,452,306)
================================================================================

     5.   Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized

                         Notes to Financial Statements
                                   (continued)

as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At May 31, 2000, the Fund had no open futures contracts.

     6.   Capital Shares

     At May 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

     On June 21, 1999, the Fund commenced a share repurchase plan. As of May 31, 2000, repurchased shares totaled 2,387,600 for a total cost of $22,522,813.

     7.   Securities Traded on a When-Issued Basis

     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At May 31, 2000, the Fund did not hold any when-issued securities.

     8.   Capital Loss Carryforward

     At May 31, 2000, the Fund had, for Federal income tax purposes, approximately $16,204,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31, of the years below:


                                       Total           2007             2008
--------------------------------------------------------------------------------
Carryforward Amounts                $16,204,000     $2,565,000      $13,639,000
--------------------------------------------------------------------------------

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31:

                                                       2000         1999         1998         1997         1996
=================================================================================================================
Net Asset Value, Beginning of Year                    $11.97       $12.37       $11.90       $12.11       $12.55
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(1)                              0.58         0.58         0.54         0.67         0.67
  Net realized and unrealized gain (loss)              (1.14)       (0.32)        0.83         0.08        (0.35)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.56)        0.26         1.37         0.75         0.32
-----------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                                     0.12           --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.60)       (0.54)       (0.61)       (0.66)       (0.75)
  Net realized gains                                      --        (0.12)       (0.29)       (0.30)       (0.01)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.60)       (0.66)       (0.90)       (0.96)       (0.76)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $10.93       $11.97       $12.37       $11.90       $12.11
-----------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value(2)                 (3.88)%       0.11%        2.08%        7.89%        8.26%
-----------------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value(2)              (2.82)%       2.66%       12.14%        6.59%        2.79%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                      $352         $414         $428         $411         $418
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                                           0.89%        0.94%        0.99%        1.00%        1.00%
  Net investment income                                 5.19         4.72         4.35         5.56         5.35
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   35%          23%          87%         113%          45%
-----------------------------------------------------------------------------------------------------------------
Market Value, End of Year                             $9.375      $10.375      $11.000      $11.625      $11.690
=================================================================================================================

(1) The investment adviser and administrator waived a portion of their fees for the years ended May 31, 2000 and 1999. If such fees were not waived, the per share decrease in net investment income would have been $0.02 and $0.01, respectively. In addition, the ratio of expenses to average net assets would have been 1.04% and 1.02%, respectively.

(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

                          Independent Auditors' Report


The Shareholders and Board of Directors of
Managed Municipals Portfolio Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Municipals Portfolio Inc. as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




New York, New York                                    KPMG LLP
July 13, 2000

                        Quarterly Results of Operations
                                  (unaudited)

                                                                 Net Realized and            Net Increase
                                                                    Unrealized              (Decrease) in
                      Investment                 Net              Gain (Loss) on           Net Assets From
                        Income                 Income               Investments               Operations
-------------------------------------------------------------------------------------------------------------
                                 Per                    Per                     Per                      Per
Quarter Ended      Total        Share     Total        Share     Total         Share      Total         Share
=============================================================================================================
August 31,
  1998          $6,731,153      $0.19  $5,618,898      $0.16  $2,807,927       $0.09   $8,426,825       $0.25
November 30,
  1998           5,825,421       0.17   4,996,967       0.15    (967,184)      (0.04)   4,029,783        0.11
February 28,
  1999           5,747,605       0.17   4,793,284       0.14  (3,630,173)      (0.10)   1,163,111        0.04
May 31,
  1999           5,833,696       0.17   4,727,020       0.13  (9,382,888)      (0.27)  (4,655,868)      (0.14)
August 31,
  1999           5,956,315       0.17   4,886,948       0.14 (21,881,042)      (0.63) (16,994,094)      (0.49)
November 30,
  1999           5,682,571       0.17   4,704,078       0.14  (9,921,954)      (0.29)  (5,217,876)      (0.15)
February 29,
  2000           7,707,536       0.24   6,974,895       0.21  (9,092,864)      (0.28)  (2,117,969)      (0.07)
May 31,
  2000           3,482,977       0.11   2,913,575       0.09   1,783,473        0.06    4,697,048        0.15
=============================================================================================================

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:

                                NYSE        Net                    Dividend
  Record        Payable       Closing      Asset       Dividend  Reinvestment
   Date          Date          Price+      Value+        Paid       Price
================================================================================
  6/23/98       6/26/98       $11.000      $12.32       $0.050      $11.10
  7/28/98       7/31/98        10.875       12.30        0.048       10.84
  8/25/98       8/28/98        10.875       12.41        0.048       11.05
  9/22/98       9/25/98        11.375       12.48        0.049       11.57
 10/27/98      10/30/98        11.4375      12.44        0.049       11.58
 11/23/98      11/27/98        11.750       12.42        0.049       11.59
 12/21/98*     12/24/98        11.313       12.32        0.118       11.27
  1/26/99       1/29/99        10.938       12.37        0.049       11.04
  2/23/99       2/26/99        10.875       12.31        0.049       10.89
  3/23/99       3/26/99        10.750       12.22        0.049       10.72
  4/27/99       4/30/99        10.500       12.18        0.049       10.46
  5/25/99       5/28/99        10.375       12.01        0.049       10.52
  6/22/99       6/25/99        10.563       11.67        0.050       10.61
  7/27/99       7/30/99        10.063       11.67        0.050       10.03
  8/24/99       8/27/99         9.813       11.29        0.050        9.95
  9/21/99       9/24/99         9.688       11.24        0.050        9.70
 10/26/99      10/29/99         9.625       10.85        0.050       10.85
 11/22/99      11/26/99         9.563       11.08        0.050        9.25
 12/27/99      12/30/99         9.000       10.90        0.050        9.10
  1/26/00       1/28/00         9.563       10.76        0.050        9.48
  2/22/00       2/25/00         9.500       10.85        0.050        9.52
  3/28/00       3/31/00         9.313       11.18        0.050        9.46
  4/25/00       4/28/00         9.313       11.14        0.050        9.36
  5/23/00       5/26/00         9.188       10.79        0.050        9.33
================================================================================
+ As of record date.
* Capital gain distribution.


                                Tax Information
                                   (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2000:

   . 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                       --------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                 Portfolio Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator
SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

             This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                            It is not a Prospectus,
              circular or representation intended for use in the
               purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.
                                  FD2246 7/00